INCENTIVE PLANS	12 Months Ended
Dec. 31, 2012
INCENTIVE PLANS
INCENTIVE PLANS

8. INCENTIVE PLANS

Overview
The Company makes restricted or deferred stock and/or deferred cash awards, as well as stock payments, as part of its discretionary annual incentive award programs involving a large segment of Citigroup’s employees worldwide.
     Stock awards and grants of stock options may also be made at various times during the year as sign-on awards to induce new hires to join the Company, or to high-potential employees as long-term retention awards.
     Long-term restricted stock awards and salary stock payments have also been used to fulfill specific regulatory requirements to deliver annual salary and incentive awards to certain officers and highly-compensated employees in the form of equity.
     Consistent with long-standing practice, a portion of annual compensation for non-employee directors is also delivered in the form of equity awards.
     In addition, equity awards are made occasionally as additional incentives to retain and motivate officers or employees. Various other incentive award programs are made on an annual or other regular basis to retain and motivate certain employees who do not participate in Citigroup’s annual discretionary incentive awards.
     Recipients of Citigroup stock awards generally do not have any stockholder rights until shares are delivered upon vesting or exercise, or after the expiration of applicable restricted periods. Recipients of restricted or deferred stock awards, however, may be entitled to receive dividends or dividend-equivalent payments during the vesting period, unless the award is subject to performance criteria. (Citigroup’s 2009 Stock Incentive Plan currently does not permit the payment or accrual of dividend equivalents on stock awards subject to performance criteria.) Additionally, because unvested shares of restricted stock are considered issued and outstanding, recipients of such awards are generally entitled to vote the shares in their award during the vesting period. Once a stock award vests, the shares are freely transferable, unless they are subject to a restriction on sale or transfer for a specified period. Pursuant to a stock ownership commitment, certain executives have committed to holding most of their vested shares indefinitely.
     All equity awards granted since April 19, 2005, have been made pursuant to stockholder-approved stock incentive plans that are administered by the Personnel and Compensation Committee of the Citigroup Board of Directors (the Committee), which is composed entirely of independent non-employee directors.
     At December 31, 2012, approximately 86.9 million shares of Citigroup common stock were authorized and available for grant under Citigroup’s 2009 Stock Incentive Plan, the only plan from which equity awards are currently granted.
     The 2009 Stock Incentive Plan and predecessor plans permit the use of treasury stock or newly issued shares in connection with awards granted under the plans. Until recently, Citigroup’s practice has been to deliver shares from treasury stock upon the exercise or vesting of equity awards. However, newly issued shares were issued to settle certain awards in April 2010, and the vesting of annual deferred stock awards in January 2011, 2012 and 2013. The newly issued shares in April 2010 and January 2011 were specifically intended to increase the Company’s equity capital. The practice of issuing new shares to settle the annual vesting of deferred stock awards is expected to continue in the absence of a share repurchase program by which treasury shares can be replenished. The use of treasury stock or newly issued shares to settle stock awards does not affect the amortization recorded in the Consolidated Income Statement for equity awards.
     The following table shows components of compensation expense relating to the Company’s stock-based compensation programs and deferred cash award programs as recorded during 2012, 2011 and 2010:

In millions of dollars	2012	2011	2010
Charges for estimated awards to
retirement-eligible employees	$444	$338	$366
Option expense	99	161	197
Amortization of deferred cash awards and
deferred cash stock units	198	208	280
Salary stock award expense	—	—	173
Immediately vested stock award expense (1)	60	52	174
Amortization of restricted and deferred
stock awards (2)	864	871	747
Total	$1,665	$1,630	$1,937

(1)	This represents expense for immediately vested stock awards that generally were stock payments in lieu of cash compensation. The expense is generally accrued as cash incentive compensation in the year prior to grant.
(2)	All periods include amortization expense for all unvested awards to non-retirement-eligible employees. Amortization is recognized net of estimated forfeitures of awards.

Annual Incentive Awards
Most of the shares of common stock issued by Citigroup as part of its equity compensation programs are to settle the vesting of restricted and deferred stock awards granted as part of annual incentive awards. These annual incentive awards generally also include immediate cash bonus payments and deferred cash awards, and in the European Union (EU), immediately vested stock payments.
     Annual incentives are generally awarded in the first quarter of the year based upon previous years’ performance. Awards valued at less than US$100,000 (or local currency equivalent) are generally paid entirely in the form of an immediate cash bonus. Pursuant to Citigroup policy and/or regulatory requirements, employees and officers with higher incentive award values are subject to mandatory deferrals of incentive pay, and generally receive 25%-60% of their award in a combination of restricted or deferred stock and deferred cash awards. In some cases, reduced deferral requirements apply to awards valued at less than US$100,000 (or local currency equivalent). Annual incentive awards made to many employees in the EU are subject to deferral requirements between 40%-60%, regardless of the total award value, with 50% of the immediate incentive delivered in the form of a stock payment subject to a restriction on sale or transfer (generally, for six months).
     Deferred annual incentive awards are generally delivered as two awards—a restricted or deferred stock award under the Company’s Capital Accumulation Program (CAP) and a deferred cash award. The applicable mix of CAP and deferred cash awards may vary based on the employee’s minimum deferral requirement and the country of employment. In some cases, the entire deferral will be in the form of either a CAP award or deferred cash.

     Subject to certain exceptions (principally, for retirement-eligible employees), continuous employment within Citigroup is required to vest in CAP and deferred cash awards. Post-employment vesting by retirement-eligible employees and participants who meet other conditions is generally conditioned upon their refraining from competition with Citigroup during the remaining vesting period, unless the employment relationship has been terminated by Citigroup under certain conditions.
     Generally, the CAP and deferred cash awards vest in equal annual installments over three- or four-year periods. Vested CAP awards are delivered in shares of common stock. Dividend equivalent payments are paid to participants during the vesting period, unless the CAP award is subject to the performance-vesting condition described below. Deferred cash awards are payable in cash and earn a fixed notional rate of interest that is paid only if and when the underlying principal award amount vests. Generally, in the EU, vested CAP shares are subject to a restriction on sale or transfer after vesting, and vested deferred cash awards are subject to hold-back (generally, for six months in each case).
     Unvested CAP and deferred cash awards made in January 2011 or later are subject to one or more clawback provisions that apply in certain circumstances, including in the case of employee risk-limit violations or other misconduct or where the awards were based on earnings that were misstated. Deferred cash awards made to certain employees in February 2013 are subject to a discretionary performance-based vesting condition under which an amount otherwise scheduled to vest may be reduced in the event of a “material adverse outcome” for which a participant has “significant responsibility.”
     CAP awards made to certain employees in February 2013 and deferred cash awards made to certain employees in January 2012 are subject to a formulaic performance-based vesting condition pursuant to which amounts otherwise scheduled to vest will be reduced based on the amount of any pre-tax loss by a participant’s business in the calendar year preceding the scheduled vesting date. For the February 2013 CAP awards, a minimum reduction of 20% applies for the first dollar of loss.
     The annual incentive award structure and terms and conditions described above apply generally to awards made in 2011 and later, except where indicated otherwise. Annual incentive awards in January 2009 and 2010 of US$100,000 or more (or local currency equivalent) were generally subject to deferral requirements between 25%-40%. In 2010, because an insufficient number of shares were available for grant under the 2009 Stock Incentive Plan, an alternative award structure was applied, primarily for deferrals of incentive awards in the U.S. and U.K. Under this structure, portions of the amounts that would normally have been deferred in the form of CAP awards were instead awarded as two types of deferred cash awards—one subject to a four-year vesting schedule and earning a LIBOR-based return, and the other subject to a two-year vesting schedule and denominated in stock units, the value of which fluctuated based on the price of Citigroup common stock. Other terms and conditions of these awards were the same as the CAP awards granted in 2010. In 2009, some deferrals were also in the form of a deferred cash award subject to a four-year vesting schedule and earning a LIBOR-based return, in addition to a CAP award.

     Prior to 2009, a mandatory deferral requirement of at least 25% applied to incentive awards valued as low as US$20,000. Deferrals were in the form of CAP awards. In some cases, participants were entitled to elect to receive stock options in lieu of some or all of the value that would otherwise have been awarded as restricted or deferred stock. CAP awards granted prior to 2011 were not subject to clawback provisions or performance criteria.
     The total expense recognized for stock awards represents the fair value of Citigroup common stock at the award date. Generally, the expense is recognized as a charge to income ratably over the vesting period, except for awards to retirement-eligible employees, and stock payments (e.g., salary stock and other immediately vested awards). Whenever awards are made or are expected to be made to retirement-eligible employees, the charge to income is accelerated based on the dates the applicable conditions to retirement eligibility are or will be met. If the employee is retirement eligible on the grant date, the entire expense is recognized in the year prior to the grant. For employees who become retirement eligible during the vesting period, expense is recognized from the grant date until the date eligibility conditions are met.
     Expense for immediately vested stock awards that generally were made in lieu of cash compensation (salary stock and other stock payments) is also recognized in the year prior to the grant in accordance with U.S. GAAP. (See “Other EESA-related Stock Compensation” below for additional information regarding salary stock.)
     Annual incentive awards made in January 2011 and January 2010 to certain executive officers and other highly compensated employees were administered in accordance with the Emergency Economic Stabilization Act of 2008, as amended (EESA), pursuant to structures approved by the Special Master for TARP Executive Compensation (Special Master). Generally the affected executives and employees did not participate in CAP and instead received equity compensation in the form of fully vested stock payments, long-term restricted stock (LTRS), and/or restricted and deferred stock awards, all of which were subject to vesting requirements over periods of up to three years, and/or sale restrictions. Certain of these awards are subject to discretionary performance-based vesting conditions. These awards, and CAP awards to participants in the EU that are subject to certain clawback provisions, are subject to variable accounting, pursuant to which the associated charges fluctuate with changes in Citigroup’s common stock price over the applicable vesting periods. For these awards, the total amount that will be recognized as expense cannot be determined in full until the awards vest. For stock awards subject to discretionary performance conditions, compensation expense was accrued based on Citigroup’s common stock price at the end of the reporting period, and the estimated outcome of meeting the performance conditions.
     In January 2009, certain senior executives received 30% of their annual incentive awards as performance-vesting equity awards conditioned primarily on stock-price performance. Because the price targets were not met, only a fraction of the awards vested. The fraction of awarded shares that vested was determined based on a ratio of the price of Citigroup’s common stock on January 14, 2013, to the award’s price targets of $106.10 and $178.50. None of the shares awarded or vested were entitled to any payment or accrual of dividend equivalents. The fair value of the awards was recognized as compensation expense ratably over the vesting period.

This fair value was determined using the following assumptions:

Weighted-average per-share fair value	$22.97
Weighted-average expected life	3.85 years
Valuation assumptions
Expected volatility	36.07%
Risk-free interest rate	1.21%
Expected dividend yield	0.88%

     From 2003 to 2007, Citigroup granted annual stock awards under its Citigroup Ownership Program (COP) to a broad base of employees who were not eligible for CAP. The COP awards of restricted or deferred stock vest after three years, but otherwise have terms similar to CAP. Amortization of restricted and deferred stock awards shown in the table above for 2010 included expense associated with these awards.

Sign-on and Long-Term Awards
As referenced above, from time to time, restricted or deferred stock awards, and/or stock option grants are made outside of Citigroup’s annual incentive programs to induce employees to join Citigroup or as special retention awards to key employees. Vesting periods vary, but are generally two to four years. Generally, recipients must remain employed through the vesting dates to vest in the awards, except in cases of death, disability, or involuntary termination other than for “gross misconduct.” Unlike CAP awards, these awards do not usually provide for post-employment vesting by retirement-eligible participants. If these stock awards are subject to certain clawback provisions or performance conditions, they may be subject to variable accounting.
     Deferred cash awards are often granted to induce new hires to join the Company, and are usually intended to replace deferred incentives awarded by prior employers that were forfeited when the employees joined Citigroup. As such, the vesting schedules and terms and conditions of these awards are generally structured to match the vesting schedules and terms and conditions of the forfeited awards. Expense taken in 2012 for these awards was $147 million.
     A retention award of deferred stock to then-CEO Vikram Pandit was made on May 17, 2011, and was scheduled to vest in three equal installments on December 31, 2013, 2014, and 2015. The award was cancelled in its entirety when Mr. Pandit resigned in October 2012. Because of discretionary performance vesting conditions, the award was subject to variable accounting until its cancellation in the fourth quarter of 2012.

Other EESA-related Stock Compensation
Pursuant to structures approved by the Special Master in 2009, and in January and September 2010, certain executives and highly-compensated employees received stock payments in lieu of salary that would have otherwise been paid in cash (salary stock). Shares awarded as salary stock are immediately vested but become transferrable in monthly installments over periods of one to three years. There are no provisions for early release of the transfer restrictions on salary stock in the event of retirement, involuntary termination of employment, change in control, or any other reason.

Director Compensation
Non-employee directors receive part of their compensation in the form of deferred stock awards that vest in two years, and may elect to receive part of their retainer in the form of a stock payment, which they may elect to defer.
     A summary of the status of Citigroup’s unvested stock awards that are not subject to variable accounting at December 31, 2012 and changes during the 12 months ended December 31, 2012 are presented below:

		Weighted-average
		grant date
Unvested stock awards	Shares	fair value
Unvested at January 1, 2012	50,213,124	$50.90
New awards	33,452,028	30.51
Cancelled awards	(2,342,822)	39.15
Vested awards (1)	(17,345,405)	62.12
Unvested at December 31, 2012	63,976,925	$37.62

(1)	The weighted-average fair value of the vestings during 2012 was approximately $32.78 per share.

     A summary of the status of Citigroup’s unvested stock awards that are subject to variable accounting at December 31, 2012, and changes during the 12 months ended December 31, 2012, are presented below:

		Weighted-average
		award issuance
Unvested stock awards	Shares	fair value
Unvested at January 1, 2012	5,290,798	$49.30
New awards	2,219,213	30.55
Cancelled awards	(377,358)	43.92
Vested awards (1)	(1,168,429)	50.16
Unvested at December 31, 2012	5,964,224	$42.50

(1)	The weighted-average fair value of the vestings during 2012 was approximately $29.18 per share.

     At December 31, 2012, there was $886 million of total unrecognized compensation cost related to unvested stock awards, net of the forfeiture provision. That cost is expected to be recognized over a weighted-average period of 2.1 years. However, the cost of awards subject to variable accounting will fluctuate with changes in Citigroup’s common stock price.

Stock Option Programs
While the Company no longer grants options as part of its annual incentive award programs, Citigroup may grant stock options to employees or directors on a one-time basis, as sign-on awards or as retention awards, as referenced above. All stock options are granted on Citigroup common stock with exercise prices that are no less than the fair market value at the time of grant (which is defined under the 2009 Stock Incentive Plan to be the NYSE closing price on the trading day immediately preceding the grant date or on the grant date for grants to executive officers). Vesting periods and other terms and conditions of sign-on and retention option grants tend to vary by grant. Beginning in 2009, Citigroup eliminated the stock option election for all directors and employees (except certain CAP participants who were permitted to make a stock option election for awards made in 2009). This stock option election allowed participants to trade a certain percentage of their annual incentive that would otherwise be granted in CAP shares and elect to have the award delivered instead as a stock option.

     On February 14, 2011, Citigroup granted options exercisable for approximately 2.9 million shares of Citigroup common stock to certain of its executive officers. The options have six-year terms and vest in three equal annual installments beginning on February 14, 2012. The exercise price of the options is $49.10, which was the closing price of a share of Citigroup common stock on the grant date. On any exercise of the options before the fifth anniversary of the grant date, the shares received on exercise (net of the amount required to pay taxes and the exercise price) are subject to a one-year transfer restriction.
     On April 20, 2010, Citigroup made an option grant to a group of employees who were not eligible for the October 29, 2009 broad-based grant described below. The options were awarded with an exercise price equal to the NYSE closing price of a share of Citigroup common stock on the trading day immediately preceding the date of grant ($48.80). The options vest in three annual installments beginning on October 29, 2010. The options have a six-year term.
     On October 29, 2009, Citigroup made a broad-based option grant to employees worldwide. The options have a six-year term, and generally vest in three equal installments over three years, beginning on the first anniversary of the grant date. The options were awarded with an exercise price equal to the NYSE closing price on the trading day immediately preceding the date of grant ($40.80). The CEO and other employees whose 2009 compensation was subject to structures approved by the Special Master did not participate in this grant.
     In January 2009, members of Citigroup’s Management Executive Committee received 10% of their awards as performance-priced stock options, with an exercise price that placed the awards significantly “out of the money” on the date of grant. Half of each executive’s options have an exercise price of $178.50 and half have an exercise price of $106.10. The options were granted on a day on which the NYSE closing price of a share of Citigroup common stock was $45.30. The options have a 10-year term and vest ratably over a four-year period.
     Generally, all other options granted from 2003 through 2009 have six-year terms and vest ratably over three- or four-year periods; however, options granted to directors provided for cliff vesting. All outstanding options granted prior to 2009 are significantly out of the money.
     Prior to 2003, Citigroup options had 10-year terms and generally vested at a rate of 20% per year over five years (with the first vesting date occurring 12 to 18 months following the grant date). All outstanding options that were granted prior to 2003 expired in 2012.
     From 1997 to 2002, a broad base of employees participated in annual option grant programs. The options vested over five-year periods, or cliff vested after five years, and had 10-year terms but no reload features. No grants have been made under these programs since 2002 and all options that remained outstanding expired in 2012.
     All unvested options granted to former CEO Vikram Pandit, including premium-priced stock options granted on May 17, 2011, were cancelled upon his resignation in October 2012.

Information with respect to stock option activity under Citigroup stock option programs for the years ended December 31, 2012, 2011 and 2010 is as follows:

	2012			2011			2010
		Weighted-			Weighted-			Weighted-
		average	Intrinsic		average	Intrinsic		average	Intrinsic
		exercise	value		exercise	value		exercise	value
	Options	price	per share	Options	price	per share	Options	price	per share
Outstanding, beginning of period	37,596,029	$69.60	$—	37,486,011	$93.70	$—	40,404,481	$127.50	$—
Granted—original	—	—	—	3,425,000	48.86	—	4,450,017	47.80	—
Forfeited or exchanged	(858,906)	83.84	—	(1,539,227)	176.41	—	(4,368,086)	115.10	—
Expired	(1,716,726)	438.14	—	(1,610,450)	487.24	—	(2,935,863)	458.70	—
Exercised	—	—	—	(165,305)	40.80	6.72	(64,538)	40.80	3.80
Outstanding, end of period	35,020,397	$51.20	$—	37,596,029	$69.60	$—	37,486,011	$93.70	$—
Exercisable, end of period	32,973,444			23,237,069			15,189,710

The following table summarizes the information about stock options outstanding under Citigroup stock option programs at December 31, 2012:

	Options outstanding			Options exercisable
		Weighted-average
	Number	contractual life	Weighted-average	Number	Weighted-average
Range of exercise prices	outstanding	remaining	exercise price	exercisable	exercise price
$29.70–$49.99 (1)	33,392,541	3.1 years	$42.40	31,431,666	$42.02
$50.00–$99.99	69,956	8.1 years	56.76	69,132	56.64
$100.00–$199.99	516,577	5.9 years	147.33	431,323	148.33
$200.00–$299.99	754,375	1.7 years	243.85	754,375	243.85
$300.00–$399.99	206,627	4.9 years	335.97	206,627	335.97
$400.00–$557.00	80,321	0.1 years	543.69	80,321	543.69
Total at December 31, 2012	35,020,397	3.1 years	$51.20	32,973,444	$51.13

(1)	A significant portion of the outstanding options are in the $40 to $45 range of exercise prices.
     As of December 31, 2012, there was $8.7 million of total unrecognized compensation cost related to stock options; this cost is expected to be recognized over a weighted-average period of 0.3 years.
     Valuation and related assumption information for Citigroup option programs is presented below. Citigroup uses a lattice-type model to value stock options.

For options granted during	2012	2011	2010
Weighted-average per-share fair value,
at December 31	N/A	$13.90	$16.60
Weighted-average expected life
Original grants	N/A	4.95 yrs.	6.06 yrs.
Valuation assumptions
Expected volatility	N/A	35.64%	36.42%
Risk-free interest rate	N/A	2.33%	2.88%
Expected dividend yield	N/A	0.00%	0.00%
Expected annual forfeitures
Original and reload grants	N/A	9.62%	9.62%

N/A Not applicable

Profit Sharing Plan
In October 2010, the Committee approved awards under the 2010 Key Employee Profit Sharing Plan (KEPSP), which may entitle participants to profit-sharing payments based on an initial performance measurement period of January 1, 2010 through December 31, 2012. Generally, if a participant remains employed and all other conditions to vesting and payment are satisfied, the participant will be entitled to an initial payment in 2013, as well as a holdback payment in 2014 that may be reduced based on performance during the subsequent holdback period (generally, January 1, 2013 through December 31, 2013). If the vesting and performance conditions are satisfied, a participant’s initial payment will equal two-thirds of the product of the cumulative pretax income of Citicorp (as defined in the KEPSP) for the initial performance period and the participant’s applicable percentage. The initial payment will be paid after January 20, 2013 but no later than March 15, 2013.
     The participant’s holdback payment, if any, will equal the product of (i) the lesser of cumulative pretax income of Citicorp for the initial performance period and cumulative pretax income of Citicorp for the initial performance period and the holdback period combined (generally, January 1, 2010 through December 31, 2013), and (ii) the participant’s applicable percentage, less the initial payment; provided that the holdback payment may not be less than zero. The holdback payment, if any, will be paid after January 20, 2014 but no later than March 15, 2014. The holdback payment, if any, will be credited with notional interest during the holdback period. It is intended that the initial payment and holdback payment will be paid in cash; however, awards may be paid in Citigroup common stock if required by regulatory authority. Regulators have required that U.K. participants receive at least 50% of their initial payment and at least 50% of their holdback payment, if any, in shares of Citigroup common stock that will be subject to a six-month sales restriction. Clawbacks apply to the award.
     Independent risk function employees were not eligible to participate in the KEPSP, as the independent risk function participates in the determination of whether payouts will be made under the KEPSP. Instead, key employees in the independent risk function were eligible to receive deferred cash retention awards, which vest two-thirds on January 20, 2013 and one-third on January 20, 2014. The deferred cash awards incentivize key risk employees to contribute to the Company’s long-term profitability by ensuring that the Company’s risk profile is properly aligned with its long-term strategies, objectives and risk appetite, thereby, aligning the employees’ interests with those of Company shareholders.
     On February 14, 2011, the Committee approved grants of awards under the 2011 KEPSP to certain executive officers, and on May 17, 2011 to the then-CEO Vikram Pandit. These awards have a performance period of January 1, 2011 to December 31, 2012 and other terms of the awards are similar to the 2010 KEPSP. The KEPSP award granted to Mr. Pandit was cancelled upon his resignation in October 2012.
     Expense recognized in 2012 in respect of the KEPSP was $246 million.

Performance Share Units
Certain executive officers were awarded a target number of performance share units (PSUs) on February 19, 2013 for performance in 2012. PSUs will be earned only to the extent that Citigroup attains specified performance goals relating to Citigroup’s return on assets and relative total shareholder return against peers over a three-year period covering 2013, 2014 and 2015. The actual number of PSUs ultimately earned could vary from zero, if performance goals are not met, to as much as 150% of target, if performance goals are meaningfully exceeded. The value of each PSU is equal to the value of one share of Citi common stock. The value of the award will fluctuate with changes in Citigroup’s share price and the attainment of the specified performance goals, until it is settled solely in cash after the end of the performance period.

Variable Incentive Compensation
Citigroup has various incentive plans globally that are used to motivate and reward performance primarily in the areas of sales, operational excellence and customer satisfaction. These programs are reviewed on a periodic basis to ensure that they are structured appropriately, aligned to shareholder interests and adequately risk balanced. For the years ended December 31, 2012 and 2011, Citigroup expensed $670 million and $1.0 billion, respectively, for these plans globally.